Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2013

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Net income	$806	$499	$864	$304	$896
Net income per share:
Basic	$2.04	$1.27	$2.23	$0.79	$2.36
Diluted	$2.02	$1.26	$2.21	$0.78	$2.33

Operating income	$801	$495	$867	$278	$887
Operating income per share:
Basic	$2.03	$1.27	$2.24	$0.72	$2.33
Diluted	$2.01	$1.26	$2.22	$0.72	$2.31

Return on equity	13.1%	8.0%	13.6%	4.7%	14.1%
Operating return on equity	14.7%	9.0%	15.5%	5.0%	15.8%

Total assets, at period end	$104,838	$104,330	$105,445	$104,938	$103,897
Total equity, at period end	$24,872	$25,049	$25,905	$25,405	$25,596

Book value per share, at period end	$63.81	$64.90	$67.81	$67.31	$68.00
Less: Net unrealized investment gains, net of tax	7.28	7.72	8.68	8.22	7.61
Adjusted book value per share, at period end	$56.53	$57.18	$59.13	$59.09	$60.39

Weighted average number of common shares outstanding (basic)	392.0	388.0	384.0	381.0	377.7
Weighted average number of common shares outstanding and common stock equivalents (diluted)	395.8	391.6	387.9	385.3	381.9
Common shares outstanding at period end	389.8	386.0	382.0	377.4	376.4

Common stock dividends declared	$162	$181	$179	$178	$176

Common stock repurchased:
Under Board of Directors authorization
Shares	6.0	5.6	5.4	5.4	3.7
Cost	$350	$350	$350	$400	$300
Other
Shares	0.8	—	—	0.1	0.7
Cost	$52	$1	$—	$2	$58

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Net income
Operating income	$801	$495	$867	$278	$887
Net realized investment gains (losses)	5	4	(3)	26	9
Net income	$806	$499	$864	$304	$896

Basic earnings per share
Operating income	$2.03	$1.27	$2.24	$0.72	$2.33
Net realized investment gains (losses)	0.01	—	(0.01)	0.07	0.03
Net income	$2.04	$1.27	$2.23	$0.79	$2.36

Diluted earnings per share
Operating income	$2.01	$1.26	$2.22	$0.72	$2.31
Net realized investment gains (losses)	0.01	—	(0.01)	0.06	0.02
Net income	$2.02	$1.26	$2.21	$0.78	$2.33

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Basic and Diluted
Net income, as reported	$806	$499	$864	$304	$896
Participating share-based awards - allocated income	(6)	(4)	(6)	(2)	(6)
Net income available to common shareholders - basic and diluted	$800	$495	$858	$302	$890

Common Shares
Basic
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7

Diluted
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7
Weighted average effects of dilutive securities - stock options and performance shares	3.8	3.6	3.9	4.3	4.2
Diluted weighted average shares outstanding	395.8	391.6	387.9	385.3	381.9

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517
Net investment income	740	738	722	689	670
Fee income	82	59	92	90	97
Net realized investment gains (losses)	10	4	(2)	39	10
Other revenues	37	29	34	20	34
Total revenues	6,392	6,359	6,512	6,477	6,328

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153
Amortization of deferred acquisition costs	971	976	986	977	948
General and administrative expenses	884	893	904	929	915
Interest expense	96	96	93	93	92
Total claims and expenses	5,315	5,751	5,342	6,166	5,108

Income before income taxes	1,077	608	1,170	311	1,220
Income tax expense	271	109	306	7	324
Net income	$806	$499	$864	$304	$896

Other-than-temporary impairments (OTTI):
Total OTTI gains (losses)	$—	$11	$17	$(1)	$—
OTTI losses recognized in net realized investment gains (losses)	$(4)	$(4)	$(3)	$(4)	$(5)
OTTI gains recognized in other comprehensive income	$4	$15	$20	$3	$5

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%
Net investment income (after-tax)	$593	$589	$578	$556	$542

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99
After-tax	$109	$357	$59	$689	$65

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Underwriting gain (loss)	$248	$(47)	$327	$(232)	$385
Net investment income	593	589	578	556	542
Other, including interest expense	(40)	(47)	(38)	(46)	(40)
Operating income	801	495	867	278	887
Net realized investment gains (losses)	5	4	(3)	26	9
Net income	$806	$499	$864	$304	$896

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.1%	68.1%	58.4%	73.0%	56.2%
Underwriting expense ratio	32.1%	32.4%	31.9%	32.4%	32.3%
Combined ratio	92.2%	100.5%	90.3%	105.4%	88.5%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.4%	99.8%	89.3%	104.6%	87.8%

Impact of catastrophes on combined ratio	3.1%	10.0%	1.6%	18.7%	1.8%
Impact of prior year reserve development on combined ratio	-5.5%	-4.0%	-3.4%	-4.0%	-4.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Billing and policy fees and other	$27	$25	$24	$22	$24
Fee income:
Loss and loss adjustment expenses	$35	$11	$40	$38	$42
Underwriting expenses	47	48	52	52	55
Total fee income	$82	$59	$92	$90	$97

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517
Net investment income	740	738	722	689	670
Fee income	82	59	92	90	97
Other revenues	37	29	34	20	34
Total revenues	6,382	6,355	6,514	6,438	6,318

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153
Amortization of deferred acquisition costs	971	976	986	977	948
General and administrative expenses	884	893	904	929	915
Interest expense	96	96	93	93	92
Total claims and expenses	5,315	5,751	5,342	6,166	5,108

Operating income before income taxes	1,067	604	1,172	272	1,210
Income tax expense (benefit)	266	109	305	(6)	323
Operating income	$801	$495	$867	$278	$887

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%
Net investment income (after-tax)	$593	$589	$578	$556	$542

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99
After-tax	$109	$357	$59	$689	$65

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Statutory underwriting
Gross written premiums	$6,073	$6,240	$6,271	$5,725	$6,188
Net written premiums	$5,497	$5,868	$5,697	$5,385	$5,597

Net earned premiums	$5,523	$5,529	$5,666	$5,639	$5,517
Losses and loss adjustment expenses	3,318	3,791	3,310	4,119	3,070
Underwriting expenses	1,797	1,838	1,840	1,780	1,799
Statutory underwriting gain (loss)	408	(100)	516	(260)	648
Policyholder dividends	12	11	11	12	10
Statutory underwriting gain (loss) after policyholder dividends	$396	$(111)	$505	$(272)	$638

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,791	$40,925	$40,528	$40,656	$40,215
Increase (decrease) in reserves	$(108)	$134	$(397)	$128	$(441)
Statutory basis surplus	$19,867	$19,841	$20,291	$20,048	$20,692
Net written premiums/surplus (1)	1.12:1	1.12:1	1.10:1	1.12:1	1.09:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Written premiums
Gross	$6,073	$6,240	$6,271	$5,725	$6,188
Ceded	(576)	(372)	(574)	(340)	(591)
Net	$5,497	$5,868	$5,697	$5,385	$5,597

Earned premiums
Gross	$5,973	$5,985	$6,132	$6,110	$5,985
Ceded	(450)	(456)	(466)	(471)	(468)
Net	$5,523	$5,529	$5,666	$5,639	$5,517

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Premiums	$2,876	$2,860	$2,982	$2,973	$2,942
Net investment income	532	536	524	498	487
Fee income	82	58	92	90	97
Other revenues	14	8	9	9	13
Total revenues	3,504	3,462	3,607	3,570	3,539

Claims and expenses
Claims and claim adjustment expenses	1,709	2,049	1,906	2,193	1,749
Amortization of deferred acquisition costs	467	465	477	475	475
General and administrative expenses	498	504	504	514	517
Total claims and expenses	2,674	3,018	2,887	3,182	2,741

Operating income before federal income taxes	830	444	720	388	798
Income tax expense	218	82	177	62	208
Operating income	$612	$362	$543	$326	$590

Other statistics
Effective tax rate on net investment income	20.0%	20.3%	20.1%	19.1%	19.2%
Net investment income (after-tax)	$425	$428	$419	$402	$394

Catastrophes, net of reinsurance:
Pre-tax	$53	$252	$50	$439	$35
After-tax	$34	$164	$33	$285	$23

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Underwriting gain (loss)	$177	$(71)	$117	$(82)	$188
Net investment income	425	428	419	402	394
Other	10	5	7	6	8
Operating income	$612	$362	$543	$326	$590

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	71.0%	62.3%	72.2%	57.7%
Underwriting expense ratio	31.8%	32.0%	31.0%	31.3%	31.7%
Combined ratio	89.6%	103.0%	93.3%	103.5%	89.4%

Impact of catastrophes on combined ratio	1.8%	8.8%	1.7%	14.7%	1.2%
Impact of prior year reserve development on combined ratio	-8.6%	-2.0%	-1.4%	-4.0%	-3.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Billing and policy fees and other	$5	$5	$5	$4	$4
Fee income:
Loss and loss adjustment expenses	$35	$10	$40	$38	$42
Underwriting expenses	47	48	52	52	55
Total fee income	$82	$58	$92	$90	$97

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Statutory underwriting
Gross written premiums	$3,429	$3,280	$3,382	$3,020	$3,626
Net written premiums	$3,100	$3,026	$2,962	$2,784	$3,260

Net earned premiums	$2,876	$2,860	$2,982	$2,973	$2,942
Losses and loss adjustment expenses	1,663	2,057	1,860	2,147	1,668
Underwriting expenses	940	928	937	894	969
Statutory underwriting gain (loss)	273	(125)	185	(68)	305
Policyholder dividends	10	8	9	10	8
Statutory underwriting gain (loss) after policyholder dividends	$263	$(133)	$176	$(78)	$297

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Net written premiums by market
Select Accounts	$718	$721	$679	$657	$724
Commercial Accounts	861	717	805	718	908
National Accounts	235	226	202	244	277
Industry-Focused Underwriting	648	636	671	599	699
Target Risk Underwriting	429	486	382	369	448
Specialized Distribution	208	242	222	198	204
Total core	3,099	3,028	2,961	2,785	3,260
Business Insurance other	1	(2)	1	(1)	—
Total	$3,100	$3,026	$2,962	$2,784	$3,260

Net written premiums by product line
Commercial multi-peril	$819	$777	$769	$735	$828
Workers’ compensation	944	800	849	807	1,056
Commercial automobile	489	499	498	438	484
Commercial property	416	481	373	377	427
General liability	426	464	452	423	458
Other	6	5	21	4	7
Total	$3,100	$3,026	$2,962	$2,784	$3,260

National Accounts
Additions to claim volume under administration (1)	$639	$472	$480	$549	$701
Written fees	$88	$77	$77	$74	$104

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Premiums	$737	$766	$772	$770	$735
Net investment income	104	99	97	95	92
Fee income	—	1	—	—	—
Other revenues	8	5	8	5	5
Total revenues	849	871	877	870	832

Claims and expenses
Claims and claim adjustment expenses	341	302	309	362	302
Amortization of deferred acquisition costs	143	149	149	148	143
General and administrative expenses	165	165	165	172	162
Total claims and expenses	649	616	623	682	607

Operating income before federal income taxes	200	255	254	188	225
Income tax expense	51	73	74	57	62
Operating income	$149	$182	$180	$131	$163

Other statistics
Effective tax rate on net investment income	18.9%	19.7%	19.3%	19.1%	18.6%
Net investment income (after-tax)	$85	$79	$78	$77	$75

Catastrophes, net of reinsurance:
Pre-tax	$—	$4	$1	$45	$—
After-tax	$—	$3	$—	$34	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Underwriting gain	$59	$99	$97	$50	$85
Net investment income	85	79	78	77	75
Other	5	4	5	4	3
Operating income	$149	$182	$180	$131	$163

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	46.0%	39.1%	39.7%	46.6%	40.8%
Underwriting expense ratio	41.8%	40.9%	40.5%	41.7%	41.5%
Combined ratio	87.8%	80.0%	80.2%	88.3%	82.3%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.1%	5.9%	0.0%
Impact of prior year reserve development on combined ratio	-6.1%	-12.5%	-11.3%	-9.1%	-7.8%

(1)         Before policyholder dividends.

(2)         Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Fee income:
Loss and loss adjustment expenses	$—	$1	$—	$—	$—
Underwriting expenses	—	—	—	—	—
Total fee income	$—	$1	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Statutory underwriting
Gross written premiums	$791	$882	$763	$839	$799
Net written premiums	$604	$840	$729	$808	$647

Net earned premiums	$737	$766	$772	$770	$735
Losses and loss adjustment expenses	341	299	307	359	300
Underwriting expenses	316	319	295	314	317
Statutory underwriting gain	80	148	170	97	118
Policyholder dividends	2	3	2	2	2
Statutory underwriting gain after policyholder dividends	$78	$145	$168	$95	$116

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Net written premiums by market
Bond & Financial Products	$357	$524	$529	$514	$395
International	247	316	200	294	252
Total	$604	$840	$729	$808	$647

Net written premiums by product line
General liability	$143	$236	$233	$247	$168
Fidelity & surety	172	248	246	229	178
International	247	316	200	294	252
Other	42	40	50	38	49
Total	$604	$840	$729	$808	$647

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Premiums	$1,910	$1,903	$1,912	$1,896	$1,840
Net investment income	104	103	101	96	91
Other revenues	19	16	17	14	18
Total revenues	2,033	2,022	2,030	2,006	1,949

Claims and expenses
Claims and claim adjustment expenses	1,314	1,435	1,144	1,612	1,102
Amortization of deferred acquisition costs	361	362	360	354	330
General and administrative expenses	214	219	230	237	232
Total claims and expenses	1,889	2,016	1,734	2,203	1,664

Operating income (loss) before federal income taxes	144	6	296	(197)	285
Income tax expense (benefit)	36	(11)	90	(83)	88
Operating income (loss)	$108	$17	$206	$(114)	$197

Other statistics
Effective tax rate on net investment income	20.1%	20.4%	20.2%	19.4%	19.5%
Net investment income (after-tax)	$83	$82	$81	$77	$73

Catastrophes, net of reinsurance:
Pre-tax	$115	$293	$40	$570	$64
After-tax	$75	$190	$26	$370	$42

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Underwriting gain (loss)	$12	$(75)	$113	$(200)	$112
Net investment income	83	82	81	77	73
Other	13	10	12	9	12
Operating income (loss)	$108	$17	$206	$(114)	$197

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	68.8%	75.4%	59.8%	85.0%	59.9%
Underwriting expense ratio	29.0%	29.4%	29.9%	30.2%	29.5%
Combined ratio	97.8%	104.8%	89.7%	115.2%	89.4%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	95.7%	102.9%	86.8%	113.1%	87.5%

Impact of catastrophes on combined ratio	6.0%	15.3%	2.1%	30.1%	3.5%
Impact of prior year reserve development on combined ratio	-0.5%	-3.5%	-3.4%	-1.8%	-3.3%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Billing and policy fees and other	$22	$20	$19	$18	$20

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Statutory underwriting
Gross written premiums	$1,853	$2,078	$2,126	$1,866	$1,763
Net written premiums	$1,793	$2,002	$2,006	$1,793	$1,690

Net earned premiums	$1,910	$1,903	$1,912	$1,896	$1,840
Losses and loss adjustment expenses	1,314	1,435	1,143	1,613	1,102
Underwriting expenses	541	591	608	572	513
Statutory underwriting gain (loss)	$55	$(123)	$161	$(289)	$225

Policies in force (in thousands)
Automobile	2,554	2,505	2,436	2,361	2,286
Homeowners and other	5,195	5,133	5,020	4,898	4,792

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Statutory underwriting

Gross written premiums	$904	$903	$911	$826	$835
Net written premiums	$900	$899	$906	$822	$831

Net earned premiums	$902	$891	$888	$875	$844
Losses and loss adjustment expenses	641	674	659	778	594
Underwriting expenses	235	238	233	229	218
Statutory underwriting gain (loss)	$26	$(21)	$(4)	$(132)	$32

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	71.1%	75.6%	74.1%	89.0%	70.4%
Underwriting expense ratio	25.4%	25.9%	25.3%	26.5%	25.6%
Combined ratio	96.5%	101.5%	99.4%	115.5%	96.0%

Impact of catastrophes on combined ratio	1.0%	3.8%	0.4%	7.9%	1.0%
Impact of prior year reserve development on combined ratio	-0.2%	0.0%	0.9%	1.9%	0.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$9	$34	$4	$69	$8
After-tax	$6	$22	$3	$44	$6

Policies in force (in thousands)	2,473	2,423	2,353	2,278	2,204
Change from prior year quarter	-1.0%	-3.2%	-5.9%	-8.7%	-10.9%
Change from prior quarter	-0.8%	-2.0%	-2.9%	-3.2%	-3.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Billing and policy fees and other	$12	$10	$11	$9	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Statutory underwriting

Gross written premiums	$912	$1,135	$1,171	$1,002	$889
Net written premiums	$855	$1,064	$1,056	$934	$820

Net earned premiums	$973	$976	$986	$983	$957
Losses and loss adjustment expenses	643	730	457	800	480
Underwriting expenses	262	309	315	294	255
Statutory underwriting gain (loss)	$68	$(63)	$214	$(111)	$222

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	66.0%	74.8%	46.4%	81.4%	50.2%
Underwriting expense ratio	29.0%	29.4%	29.0%	29.5%	29.8%
Combined ratio	95.0%	104.2%	75.4%	110.9%	80.0%

Impact of catastrophes on combined ratio	10.7%	26.1%	3.6%	50.3%	5.6%
Impact of prior year reserve development on combined ratio	-1.1%	-6.9%	-7.3%	-4.9%	-6.7%

Catastrophe losses, net of reinsurance:
Pre-tax	$104	$256	$35	$495	$54
After-tax	$68	$166	$22	$322	$35

Policies in force (in thousands)	5,128	5,061	4,945	4,821	4,713
Change from prior year quarter	-0.1%	-1.9%	-4.3%	-6.6%	-8.1%
Change from prior quarter	-0.7%	-1.3%	-2.3%	-2.5%	-2.2%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Billing and policy fees and other	$10	$8	$9	$8	$9

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Net written premiums
Automobile	$29	$28	$32	$26	$29
Homeowners and other	9	11	12	11	10
Total net written premiums	$38	$39	$44	$37	$39

Revenues
Premiums	$35	$36	$38	$38	$39
Other revenues	—	—	1	—	—
Total revenues	35	36	39	38	39

Claims and expenses
Claims and claim adjustment expenses	31	31	27	34	28
Amortization of deferred acquisition costs	1	1	1	—	1
General and administrative expenses	42	42	61	51	40
Total claims and expenses	74	74	89	85	69

Operating loss before federal income taxes	(39)	(38)	(50)	(47)	(30)
Income taxes	(14)	(13)	(17)	(17)	(11)
Operating loss	$(25)	$(25)	$(33)	$(30)	$(19)

Other statistics
Policies in force (in thousands)
Automobile	81	82	83	83	82
Homeowners and other	67	72	75	77	79

Unfavorable (favorable) prior year reserve development	$2	$1	$(2)	$(2)	$(1)

Catastrophes, net of reinsurance:
Pre-tax	$2	$3	$1	$6	$2
After-tax	$1	$2	$1	$4	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Revenues
Other revenues	$(4)	$—	$—	$(8)	$(2)

Claims and expenses
Interest expense	96	96	93	93	92
General and administrative expenses	7	5	5	6	4
Total claims and expenses	103	101	98	99	96

Operating loss before federal income tax benefit	(107)	(101)	(98)	(107)	(98)
Income taxes	(39)	(35)	(36)	(42)	(35)
Operating loss	$(68)	$(66)	$(62)	$(65)	$(63)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2013 (1)	2012

Assets
Fixed maturities, available for sale, at fair value (amortized cost $60,578 and $60,829)	$64,699	$65,393
Equity securities, available for sale, at fair value (cost $446 and $462)	694	645
Real estate investments	879	883
Short-term securities	3,368	3,483
Other investments	3,441	3,434
Total investments	73,081	73,838

Cash	243	330
Investment income accrued	686	752
Premiums receivable	6,021	5,872
Reinsurance recoverables	10,249	10,712
Ceded unearned premiums	976	856
Deferred acquisition costs	1,795	1,792
Contractholder receivables	4,824	4,806
Goodwill	3,365	3,365
Other intangible assets	370	381
Other assets	2,287	2,234
Total assets	$103,897	$104,938

Liabilities
Claims and claim adjustment expense reserves	$50,018	$50,922
Unearned premium reserves	11,406	11,241
Contractholder payables	4,824	4,806
Payables for reinsurance premiums	459	346
Deferred taxes	352	338
Debt	5,851	6,350
Other liabilities	5,391	5,530
Total liabilities	78,301	79,533

Shareholders’ equity
Common stock (1,750.0 shares authorized; 376.4 and 377.4 shares issued and outstanding)	21,300	21,161
Retained earnings	22,072	21,352
Accumulated other comprehensive income	1,926	2,236
Treasury stock, at cost (376.7 and 372.3 shares)	(19,702)	(19,344)
Total shareholders’ equity	25,596	25,405
Total liabilities and shareholders’ equity	$103,897	$104,938

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2013	Yield (1)	2012	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,923	3.85%	$27,188	3.92%
Tax-exempt fixed maturities	37,776	3.85%	38,205	3.87%
Total fixed maturities	64,699	3.85%	65,393	3.89%

Non-redeemable preferred stocks	133	6.29%	135	6.27%
Common stocks	561		510
Total equity securities	694		645

Real estate investments	879		883

Short-term securities	3,368	0.20%	3,483	0.21%

Private equities	1,907		1,888
Hedge funds	378		381
Real estate partnerships	596		610
Mortgage loans	2	5.41%	4	6.21%
Trading securities	14		30
Other investments	544		521
Total other investments	3,441		3,434

Total investments	$73,081		$73,838

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,864		$3,103

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2013	2012
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,136	$2,222
Obligations of states and political subdivisions:
Pre-refunded	9,648	9,025
All other	28,598	29,656
Total	38,246	38,681
Debt securities issued by foreign governments	2,189	2,257
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,776	2,997
Corporates (including redeemable preferreds)	19,352	19,236
Total fixed maturities	$64,699	$65,393

Fixed Maturities

Quality Characteristics (1)

	March 31, 2013
	Amount	% of Total
Quality Ratings
Aaa	$27,502	42.5%
Aa	20,556	31.8
A	8,514	13.2
Baa	6,024	9.3
Total investment grade	62,596	96.8
Ba	1,024	1.6
B	483	0.7
Caa and lower	596	0.9
Total below investment grade	2,103	3.2
Total fixed maturities	$64,699	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Gross investment income
Fixed maturities	$620	$611	$604	$604	$586
Short-term securities	2	3	3	2	2
Other	128	133	124	91	92
	750	747	731	697	680
Investment expenses	10	9	9	8	10
Net investment income, pre-tax	740	738	722	689	670
Income taxes	147	149	144	133	128
Net investment income, after-tax	$593	$589	$578	$556	$542

Effective tax rate	19.9%	20.2%	20.0%	19.2%	19.2%

Average invested assets (1)	$69,494	$69,623	$69,813	$70,419	$69,996

Average yield pre-tax (1)	4.3%	4.2%	4.1%	3.9%	3.8%
Average yield after-tax	3.4%	3.4%	3.3%	3.2%	3.1%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Net realized investment gains (losses)
Fixed maturities	$8	$17	$14	$14	$11
Equity securities	3	2	—	(1)	6
Other (1)	(1)	(15)	(16)	26	(7)
Realized investment gains (losses) before tax	10	4	(2)	39	10
Related taxes	5	—	1	13	1
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9

Gross investment gains (1)	$121	$78	$78	$97	$108
Gross investment losses before impairments (1)	(107)	(70)	(77)	(54)	(93)
Net investment gains before impairments	14	8	1	43	15
Other-than-temporary impairment losses	(4)	(4)	(3)	(4)	(5)
Net realized investment gains (losses) before tax	10	4	(2)	39	10
Related taxes	5	—	1	13	1
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9

	March 31,	June 30,	September 30,	December 31,	March 31,
	2012	2012	2012	2012	2013

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,166	$4,392	$4,870	$4,564	$4,121
Equity securities & other	181	176	209	197	274
Unrealized investment gains before tax	4,347	4,568	5,079	4,761	4,395
Related taxes	1,509	1,588	1,764	1,658	1,531

Balance, end of period	$2,838	$2,980	$3,315	$3,103	$2,864

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$47	$25	$27	$26	$56
Gross investment Treasury future losses	$41	$38	$35	$25	$75

The Company entered into these arrangements as part of its strategy to shorten the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2013	2012
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$5,070	$5,256
Allowance for uncollectible reinsurance	(256)	(258)
Net reinsurance recoverables (i)	4,814	4,998
Mandatory pools and associations (ii)	2,251	2,549
Structured settlements (iii)	3,184	3,165
Total reinsurance recoverables	$10,249	$10,712

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2013	2012
Munich Re Group	A+ second highest of 16 ratings	$539	$550
Swiss Re Group	A+ second highest of 16 ratings	519	517
Alleghany Group	A third highest of 16 ratings	301	302
XL Capital Group	A third highest of 16 ratings	262	266
Berkshire Hathaway Group	A++ highest of 16 ratings	247	258

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2013, after deducting mandatory pools and associations and structured settlement balances, $3.9 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% of net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.4 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at March 31, 2013.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Group	Predominant Insurer	2013	2012
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$987	$981
Metlife	A+ second highest of 16 ratings	471	474
Genworth Financial Group	A third highest of 16 ratings	436	437
Symetra Financial Corporation	A third highest of 16 ratings	255	256
John Hancock Group	A+ second highest of 16 ratings	186	190

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,131	$31,006	$31,126	$31,051	$31,120
Incurred	1,663	2,057	1,860	2,147	1,668
Paid	(1,792)	(1,932)	(1,937)	(2,080)	(1,860)
Foreign exchange and other	4	(5)	2	2	1
End of period	$31,006	$31,126	$31,051	$31,120	$30,929

Financial, Professional & International Insurance
Beginning of period	$6,019	$6,045	$5,992	$5,894	$5,849
Incurred	341	299	307	359	300
Paid	(361)	(307)	(453)	(411)	(316)
Foreign exchange and other	46	(45)	48	7	(76)
End of period	$6,045	$5,992	$5,894	$5,849	$5,757

Personal Insurance
Beginning of period	$3,749	$3,740	$3,807	$3,583	$3,687
Incurred	1,314	1,435	1,143	1,613	1,102
Paid	(1,323)	(1,368)	(1,367)	(1,509)	(1,260)
End of period	$3,740	$3,807	$3,583	$3,687	$3,529

Total
Beginning of period	$40,899	$40,791	$40,925	$40,528	$40,656
Incurred	3,318	3,791	3,310	4,119	3,070
Paid	(3,476)	(3,607)	(3,757)	(4,000)	(3,436)
Foreign exchange and other	50	(50)	50	9	(75)
End of period	$40,791	$40,925	$40,528	$40,656	$40,215

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$167	$—	$—
Environmental	—	90	—	—	—
All other	(248)	(148)	(208)	(120)	(113)
Prior year development excluding accretion of discount	(248)	(58)	(41)	(120)	(113)
Accretion of discount	12	13	12	11	12
Total Business Insurance	(236)	(45)	(29)	(109)	(101)

Financial, Professional & International Insurance
Asbestos	—	—	8	—	—
All other	(46)	(96)	(95)	(69)	(58)
Total Financial, Professional & International Insurance	(46)	(96)	(87)	(69)	(58)

Personal Insurance	(10)	(67)	(65)	(33)	(60)
Total	$(292)	$(208)	$(181)	$(211)	$(219)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Asbestos reserves
Beginning reserves:
Gross	$2,780	$2,724	$2,660	$2,771	$2,689
Ceded	(341)	(340)	(335)	(324)	(311)
Net	2,439	2,384	2,325	2,447	2,378
Incurred losses and loss expenses:
Gross	—	—	171	—	—
Ceded	—	—	4	—	—
Losses paid:
Gross	56	64	60	82	63
Ceded	(1)	(5)	(7)	(13)	(19)
Ending reserves:
Gross	2,724	2,660	2,771	2,689	2,626
Ceded	(340)	(335)	(324)	(311)	(292)
Net	$2,384	$2,325	$2,447	$2,378	$2,334

Environmental reserves
Beginning reserves:
Gross	$346	$321	$396	$380	$352
Ceded	(5)	(4)	(9)	(7)	(5)
Net	341	317	387	373	347
Incurred losses and loss expenses:
Gross	—	96	3	—	—
Ceded	—	(6)	(3)	—	—
Losses paid:
Gross	25	21	19	28	12
Ceded	(1)	(1)	(5)	(2)	(1)
Ending reserves:
Gross	321	396	380	352	340
Ceded	(4)	(9)	(7)	(5)	(4)
Net	$317	$387	$373	$347	$336

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
Debt	2013	2012

Short-term debt
Commercial paper	$100	$100
5.00% Senior notes due March 15, 2013 (1)	—	500
Total short-term debt	100	600

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	5,761	5,761
Unamortized fair value adjustment	52	52
Unamortized debt issuance costs	(62)	(63)
	5,751	5,750
Total debt	5,851	6,350

Common equity (excluding net unrealized investment gains, net of tax)	22,732	22,302

Total capital (excluding net unrealized investment gains, net of tax)	$28,583	$28,652

Total debt to capital (excluding net unrealized investment gains, net of tax)	20.5%	22.2%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2013 (1)	2012

Statutory basis surplus	$20,692	$20,048

GAAP adjustments

Goodwill and intangible assets	3,563	3,573

Investments	4,892	5,351

Noninsurance companies	(4,395)	(4,302)

Deferred acquisition costs	1,795	1,792

Deferred federal income tax	(2,128)	(2,220)

Current federal income tax	(11)	(9)

Reinsurance recoverables	201	201

Furniture, equipment & software	653	664

Employee benefits	(17)	(13)

Agents balances	147	151

Other	204	169

Total GAAP adjustments	4,904	5,357

GAAP shareholders’ equity	$25,596	$25,405

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Cash flows from operating activities
Net income	$806	$499	$864	$304	$896
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(4)	2	(39)	(10)
Depreciation and amortization	216	196	206	209	219
Deferred federal income tax expense	119	6	96	2	131
Amortization of deferred acquisition costs	971	976	986	977	948
Equity in income from other investments	(114)	(114)	(43)	(71)	(74)
Premiums receivable	(151)	(317)	161	169	(155)
Reinsurance recoverables	495	257	174	(473)	390
Deferred acquisition costs	(984)	(1,016)	(1,005)	(909)	(954)
Claims and claim adjustment expense reserves	(504)	(95)	(597)	656	(751)
Unearned premium reserves	117	229	160	(383)	187
Other	(147)	(166)	497	22	(297)
Net cash provided by operating activities	814	451	1,501	464	530

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,615	2,552	1,688	2,514	2,123
Proceeds from sales of investments:
Fixed maturities	223	319	182	363	234
Equity securities	15	7	9	6	36
Real estate investments	—	3	—	50	—
Other investments	203	183	130	319	174
Purchases of investments:
Fixed maturities	(2,604)	(2,596)	(2,477)	(2,770)	(2,339)
Equity securities	(10)	(23)	(6)	(9)	(13)
Real estate investments	(5)	(53)	(4)	(33)	(6)
Other investments	(114)	(107)	(71)	(242)	(95)
Net sales (purchases) of short-term securities	226	141	(408)	158	109
Securities transactions in course of settlement	248	(171)	(24)	(76)	180
Other	(92)	(41)	(96)	(94)	(100)
Net cash provided by (used in) investing activities	(295)	214	(1,077)	186	303

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Cash flows from financing activities
Payment of debt	—	(258)	—	—	(500)
Dividends paid to shareholders	(161)	(180)	(178)	(175)	(175)
Issuance of common stock - employee share options	77	93	77	48	98
Treasury stock acquired - share repurchase authorization	(354)	(353)	(349)	(418)	(300)
Treasury stock acquired - net employee share-based compensation	(52)	—	—	(1)	(58)
Excess tax benefits from share-based payment arrangements	12	7	13	6	21
Net cash used in financing activities	(478)	(691)	(437)	(540)	(914)

Effect of exchange rate changes on cash	3	(2)	3	—	(6)

Net increase (decrease) in cash	44	(28)	(10)	110	(87)
Cash at beginning of period	214	258	230	220	330
Cash at end of period	$258	$230	$220	$330	$243

Income taxes paid (received)	$20	$276	$14	$(122)	$27
Interest paid	$35	$156	$35	$149	$35

The Travelers Companies, Inc. Financial Supplement - First Quarter 2013 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees and other to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Canada and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.